UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
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☐	Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

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[The following is a post made to the Company’s social media pages on Twitter, Facebook, Instagram and LinkedIn on November 11, 2022]

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